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FOURTH AMENDMENT TO UNSECURED LINE OF CREDIT PROMISSORY NOTE
THIS    FOURTH    AMENDMENT    TO    UNSECURED    LINE    OF    CREDIT
PROMISSORY NOTE (this “Amendment”) is entered into as of April 8, 2025 (the “Effective Date”), between Live Ventures Incorporated, a Nevada corporation (the “Borrower”), and Isaac Capital Group, LLC, a Delaware limited liability company (the “Noteholder”).
RECITALS
A.WHEREAS, the Borrower and the Noteholder are parties to an Unsecured Revolving Line of Credit Promissory Note dated April 9, 2020, as amended effective June 23, 2022, April 1, 2023, and January 11, 2024 (as amended, the “Note”);
B.WHEREAS, the Note currently matures on April 8, 2025;
C.WHEREAS, the outstanding principal currently bears interest at 12.0% per annum;
D.WHEREAS, the current, maximum credit amount is $5,000,000;
E.WHEREAS, the Borrower and the Noteholder desire to extend the maturity date of the Note to April 8, 2030;
F.WHEREAS, the Borrower and the Noteholder desire to add a conversion feature to the
Note;
G.WHEREAS, the Borrower and the Noteholder desire to increase the maximum credit amount from $5,000,000 to $12,000,000; and
H.WHEREAS, effective April 10, 2025, the Audit Committee of the Borrower’s Board of Directors “approve[d] the Related Party Transaction (which was defined by the Committee as the terms set forth in this Amendment)” and reinstated the Note, as of its otherwise expiration date of April 8, 2025.
NOW, THEREFORE, in consideration of these presents and for such other good and valuable consideration, the sufficiency of which are hereby acknowledged, the parties agree to amend the Note, as follows:
AMENDMENT
Maturity Date. The maturity date of the Note is extended to April 8, 2030. Increase. The maximum credit amount is increased from $5,000,000 to $12,000,000.
Ratification. The Note, as amended to the date of this Amendment, shall, together with this Amendment and any related documents, instruments, and agreements hereafter, refer to the Note, as amended hereby.
Conversion. Conversion and related provisions are set forth on Attachment 1 to this Amendment.

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Other Provisions. All other provisions of the Note, as amended to the date of this Amendment that are not expressly amended in this Amendment shall remain unchanged and in full force and effect.

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In the event of any conflict between the terms and provisions of this Amendment and the Note, the provisions of this Amendment shall control.
Signatures. This Amendment may be signed in counterparts. A facsimile or other electronic transmission of a signature page will be considered an original signature page. At the request of a party, the other party will confirm a fax-transmitted or electronically transmitted signature page by delivering an original signature page to the requesting party.
(Remainder of this page intentionally left blank; signatures begin on the next page.)

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed effective as of the date first written above.
Borrower:
LIVE VENTURES INCORPORATED

By:         David Verret
Chief Financial Officer
Noteholder:
ISAAC CAPITOL GROUP, LLC

By:         Jon Isaac
Managing Member

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ATTACHMENT 1
1.Conversion.
a)Conversion. At any time after the Effective Date until all of the obligations hereunder are no longer outstanding, any remaining obligations set forth in the Fourth Amendment to Unsecured Line of Credit Promissory Note and all amendments thereto shall be convertible, in whole or in part, into shares of common stock, $0.001 par value per share, of the Borrower (the “Common Stock”) at the option of the Noteholder (such shares of Common Stock, the shares of “Conversion Stock”), at any time and from time to time (subject to the conversion limitations set forth in Section 1(d) hereof). The Noteholder shall effect conversions by delivering to the Borrower a Notice of Conversion, the form of which is attached hereto as Annex A (each, a “Notice of Conversion”), specifying therein the amount of the remaining obligations hereunder with interest accrued thereon to be converted and the date on which such conversion shall be effected (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. To effect conversions hereunder, the Noteholder shall not be required to physically surrender documents reflecting the Fourth Amendment to Unsecured Line of Credit Promissory Note all amendments thereto to the Borrower unless all of the remaining obligations hereunder with interest accrued thereon have been so converted and the shares of Conversion Stock have been delivered. Conversions hereunder shall have the effect of lowering the amount of any remaining obligations hereunder with interest accrued thereon in an amount equal to the applicable conversion. The Noteholder and the Borrower shall maintain a Conversion Schedule showing the amount(s) converted and the date(s) of such conversion(s). the Borrower may deliver an objection to any Notice of Conversion within one (1) Business Day of delivery of such Notice of Conversion. In the event of any dispute or discrepancy, the records of the Noteholder shall be controlling and determinative in the absence of manifest error. Each of the Noteholder and any assignee by acceptance hereof, acknowledges and agrees that, by reason of the provisions of this paragraph, following conversion of a portion hereof, the unpaid and unconverted then-outstanding obligations set forth in the Fourth Amendment to Unsecured Line of Credit Promissory Note and all amendments thereto may be less than the amount stated on the face hereof.
b)Fixed Conversion Price. The “Fixed Conversion Price” of obligations set forth in the Fourth Amendment to Unsecured Line of Credit Promissory Note and all amendments thereto is $7.85 per share (which is the Historical NOCP as of April 7, 2025), subject to adjustment as set forth below.
c)Mechanics of Conversion.
i.Conversion Stock Issuable Upon Conversion. The number of shares of Conversion Stock issuable upon a conversion hereunder

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shall be determined by the quotient obtained by dividing (x) the sum of the outstanding principal amount hereunder so-to-be-

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converted plus any accrued and unpaid interest so-to-be-converted in connection with such so-to-be-converted principal amount of the obligations set forth in the Original Revolving Line and all amendments thereto, including this Fourth Amendment, by (y) the Fixed Conversion Price.
ii.Delivery of Certificate Upon Conversion. Not later than two (2) Business Days1 after each Conversion Date (the “Share Delivery Date”), the Borrower shall deliver, or cause to be delivered, to the Noteholder a certificate or certificates representing the shares of Conversion Stock that, on or after the date on which such shares of Conversion Stock are (A) eligible to be sold under Rule 144 without the need for current public information and the Borrower has received an opinion of counsel to such effect reasonably acceptable to the Borrower (which opinion the Borrower will be responsible for obtaining at the cost of the Borrower) or
(B) subject to a registration statement that has been declared effective by the Securities and Exchange Commission (the “Commission”) and which registration statement is then neither stale nor subject to any stop order, shall be free of restrictive legends and trading restrictions, representing the number of shares of Conversion Stock being acquired upon the relevant conversion hereof. All certificate or certificates required to be delivered by the Borrower under this Section 1(c) shall be delivered electronically through the Depositary Trust Company or another established clearing corporation performing similar functions. If the Conversion Date is prior to the date on which such shares of Conversion Stock are eligible to be sold under Rule 144 without the need for current public information the shares of Conversion Stock shall bear a restrictive legend in the following form, as appropriate:
“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE NOTEHOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”
Notwithstanding the foregoing, commencing on such date that the shares of Conversion Stock are eligible for sale under Rule 144 subject to current public information requirements, the Borrower,

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1 “Business Day” means a day that is not a Saturday, Sunday, or other holiday or day that commercial banks in Las Vegas, Nevada are authorized or required to be closed.

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upon request and at the expense of the Borrower, shall obtain a legal opinion to allow for such sales under Rule 144.
iii.Failure to Deliver Certificates. If, in the case of any Notice of Conversion, such certificate or certificates are not delivered to or as directed by the Noteholder by the Share Delivery Date, the Noteholder shall be entitled to elect by written notice to the Borrower at any time on or before its receipt of such certificate or certificates, to rescind such Conversion, in which event the Borrower shall promptly return to the Noteholder any of the Original Revolving Line and related amendments, including this Fourth Amendment, delivered to the Borrower and the Noteholder shall promptly return to the Borrower the Common Stock certificates issued to such Noteholder pursuant to the rescinded Conversion Notice.
iv.Obligation Absolute; Partial Liquidated Damages. the Borrower’s obligations to issue and deliver the shares of Conversion Stock upon conversion hereof in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Noteholder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation, or termination, or any breach or alleged breach by the Noteholder or any other person of any obligation to the Borrower or any violation or alleged violation of law by the Noteholder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Noteholder in connection with the issuance of such shares of Conversion Stock; provided, however, that such delivery shall not operate as a waiver by the Borrower of any such action the Borrower may have against the Noteholder. In the event the Noteholder shall elect to convert any or all of the outstanding principal or interest amount hereof, the Borrower may not refuse conversion based on any claim that the Noteholder or anyone associated or affiliated with the Noteholder has been engaged in any violation of law, agreement, or for any other reason, unless an injunction from a court, on notice to Noteholder, restraining and or enjoining conversion of all or part hereof shall have been sought. If the injunction is not granted, the Borrower shall promptly comply with all conversion obligations herein. If the injunction is obtained, the Borrower must post a surety bond for the benefit of the Noteholder in the amount of 150% of the outstanding amount that is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to the Noteholder to the extent it obtains judgment. In the absence of seeking such

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injunction, the Borrower shall issue The shares of Conversion Stock or, if applicable, cash, upon a properly noticed conversion. If the Borrower fails for any reason to deliver

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to the Noteholder such certificate or certificates pursuant to Section 1(c)(ii) by the Share Delivery Date, the Borrower shall pay to the Noteholder, in cash, as liquidated damages and not as a penalty, $1,000 per Business Day for each Business Day after such Share Delivery Date until such certificates are delivered or Noteholder rescinds such conversion. Nothing herein shall limit Noteholder’s right to pursue actual damages or declare an event of default for the Borrower’s failure to deliver The shares of Conversion Stock within the period specified herein and the Noteholder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Noteholder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.
v.Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. In addition to any other rights available to the Noteholder, if the Borrower fails for any reason to deliver to the Noteholder such certificate or certificates by the Share Delivery Date pursuant to Section 1(c)(ii), and, if after such Share Delivery Date the Noteholder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Noteholder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Noteholder of the shares of Conversion Stock that the Noteholder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Borrower shall (A) pay in cash to the Noteholder (in addition to any other remedies available to or elected by the Noteholder) the amount, if any, by which (x) the Noteholder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that the Noteholder was entitled to receive from the conversion at issue multiplied by
(2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of the Noteholder, either reissue (if surrendered) the Original Revolving Line and all amendments thereto, including thus Fourth Amendment, in an amount equal to the amount of the attempted conversion (in which case such conversion shall be deemed rescinded) or deliver to the Noteholder the number of shares of Common Stock that would have been issued if the Borrower had timely complied with its delivery requirements under Section 1(c)(ii). For example, if the Noteholder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion hereof with respect to which the actual sale price of the

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shares of Conversion Stock (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Borrower

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shall be required to pay to the Noteholder the sum of $1,000. The Noteholder shall provide the Borrower written notice indicating the amounts payable to the Noteholder in respect of the Buy-In and, upon request of the Borrower, evidence of the amount of such loss. Nothing herein shall limit Noteholder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Borrower’s failure to timely deliver certificates representing shares of Common Stock upon conversion of this Note as required pursuant to the terms hereof.
vi.Reservation of Shares Issuable Upon Conversion. The Borrower covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock a number of shares of Common Stock at least equal to 200% of the Required Minimum, which is equal to the then-current outstanding principal and all then-accrued interest (the “Reserve Amount”), for the sole purpose of issuance of shares of Common Stock hereunder, as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Noteholder. the Borrower covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid, and nonassessable.
vii.Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion hereof. As to any fraction of a share to which the Noteholder would otherwise be entitled to purchase upon such conversion, the Borrower shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Fixed Conversion Price or round up to the next whole share.
viii.Transfer Taxes and Expenses. The issuance of certificates for shares of the Common Stock on partial or complete conversion hereof shall be made without charge to the Noteholder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that, the Borrower shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Noteholder so converted and the Borrower shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Borrower the amount of such tax or shall have established to the satisfaction of the Borrower that such tax has been paid. The Borrower shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion.

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d)Reserved.

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2.Certain Adjustments.
a)Stock Dividends and Stock Splits. If the Borrower, at any time while any obligations hereunder are outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Borrower upon conversion of, or payment of interest hereon), (ii) subdivides outstanding shares of Common Stock into a larger number of shares,
(iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Borrower, then the Fixed Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Borrower) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination, or re-classification.
b)Dilution. the Borrower specifically acknowledges that its obligation to issue the Common Stock is binding upon the Borrower and enforceable regardless of the dilution such issuance may have on the ownership interests of other stockholders of the Borrower.
c)Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 1(a) above, if at any time the Borrower grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record stockholders of any class of shares of Common Stock (the “Purchase Rights”), then the Noteholder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights that the Noteholder could have acquired if the Noteholder had held the number of shares of Common Stock acquirable upon complete conversion hereof immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue, or sale of such Purchase Rights.
d)Pro Rata Distributions. During such time as any obligations hereunder are outstanding, if the Borrower shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after

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the Effective Date, then, in each such case, the Noteholder shall be entitled to participate in such Distribution to the same extent that the Noteholder would have participated therein if the Noteholder had held the number of shares of Common Stock acquirable upon complete exercise of the obligations set forth in

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the Original Revolving Line and all amendments thereto, including this Fourth Amendment immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution.
e)Calculations. All calculations under this Section 1 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 1, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Borrower) issued and outstanding.
f)Notice to the Noteholder.
i.Adjustment to Fixed Conversion Price. Whenever the Fixed Conversion Price is adjusted pursuant to any provision of this Section 1, the Borrower shall promptly deliver to the Noteholder a notice setting forth the Fixed Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.
ii.Notice to Allow Conversion by Noteholder. If (A) the Borrower shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Borrower shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Borrower shall authorize the granting to all holders of the Common Stock or of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights,
(D) the approval of any stockholders of the Borrower shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Borrower is a party, any sale or transfer of all or substantially all of the assets of the Borrower, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash, or property, or (E) the Borrower shall authorize the voluntary or involuntary dissolution, liquidation, or winding up of the affairs of the Borrower, then, in each case, the Borrower shall cause to be filed at each office or agency maintained for the purpose of conversion hereof, and shall cause to be delivered to the Noteholder at its last address as it shall appear upon the Borrower’s records, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights, or warrants, or, if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights, or

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warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, or share exchange is expected to become effective or close, and the date as of which it is expected that

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holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash, or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Borrower, the Borrower shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Noteholder shall remain entitled to convert the obligations set forth in the Original Revolving Line and all amendments thereto, including this Fourth Amendment, during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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ANNEX A NOTICE OF CONVERSION
The undersigned hereby elects to convert obligations of the Joint Obligors under the Fourth Amendment to Unsecured Line of Credit Promissory Note of Live Ventures Incorporated (“Live Ventures”) into shares of common stock (the “Common Stock”) of Live Ventures according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by Live Ventures in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.
By the delivery of this Notice of Conversion the undersigned represents and warrants to the Companies that its ownership of the Common Stock does not exceed the amounts specified under Section 1(d) of Attachment 1 to this Fourth Amendment to Unsecured Line of Credit Promissory Note, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934.
The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.
Conversion calculations:
Date to Effect Conversion:          Amount of obligations to be Converted: $     Number of shares of Common Stock to be issued:

Signature:          Name:
Delivery Instructions:

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